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                                                                    EXHIBIT 99.1

                        CERTIFICATION OF PERIODIC REPORT

I, Charles S. Paul, Chairman of the Independent Committee of the Board of Directors of National Golf Properties, Inc. (the "Company," which specifically and expressly does not include American Golf Corporation and its subsidiaries), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002



                                            /s/ Charles S. Paul
                                            -------------------
                                            Charles S. Paul
                                            Chairman of the Independent
                                            Committee of the Board of Directors